UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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ANTs software inc.

(Name of Registrant as Specified in Its Charter)

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August 12, 2010
To the Shareholders of ANTs software inc.:
     You are cordially invited to the 2010 Annual Meeting of Shareholders, which will be held on September 30, 2010, at 10:00 a.m. pacific time by means of remote communications on the Internet at the Company’s web site, www.ants.com.
     This Proxy Statement contains information about our Company and the five proposals to be voted upon by shareholders at the meeting. Please give this information your careful attention.
     We are pleased to be using the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. On or about August 12, 2010, we mailed to our shareholders a Notice containing instructions on how to access our 2010 proxy statement, form of proxy card, annual report for the fiscal year ended December 31, 2009 on Form 10-K, and amendment thereto on Form 10-K/A, quarterly report for the quarter ended June 30, 2010 on Form 10-Q and vote online. As more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials. We believe that this process expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our Annual Meeting.
     In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting. Whether or not you plan to attend the meeting, you are urged to vote. Your vote is very important to us, and we encourage you to read the proxy statement and vote your shares as soon as possible. Voting instructions for voting by mail, telephone or Internet are included on the proxy card.
     Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.
     I look forward to seeing you at the Annual Meeting.

Sincerely,

Joseph Kozak
Chairman and Chief Executive Officer

ANTs software inc.
71 Stevenson Street, Suite 400
San Francisco, CA 94105
Notice of Annual Meeting of Shareholders
September 30, 2010
10:00 a.m. Pacific Time
Dear Shareholder:
     You are cordially invited to the 2010 Annual Meeting of Shareholders, which will be held on September 30, 2010, at 10:00 a.m. pacific time by means of remote communications on the Internet at the Company’s web site, www.ants.com, for the following purposes:
1.	To elect two (2) Class 1 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of WeiserMazars LLP, (formally known as Weiser LLP) as the independent registered accounting firm for the Company for the calendar year ending December 31, 2010;

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize an additional 200,000,000 shares of Common Stock;

4.	To approve an increase in the ANTs software inc. 2010 Stock Incentive Plan of an additional 10,000,000 shares of the Company’s Common Stock reserved for issuance thereunder; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.
     Only shareholders of record at the close of business on August 5, 2010 are entitled to vote at the Annual Meeting or any adjournment or postponement of the meeting.
     Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the meeting in person, we urge you to vote your shares via the Internet or by requesting a printed copy of the proxy materials and completing and returning by mail your proxy card you will receive in response to your request. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you want to, as your proxy is revocable at your option.

By Order of the Board of Directors

Joseph Kozak, President, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2010
The proxy statement, form of proxy card, annual report for the fiscal year ended December 31, 2009 on Form 10-K, and amendment thereto on Form 10-K/A, and quarterly report for the quarter ended June
30, 2010 on Form 10-Q of ANTS software inc. are available at www.proxyvote.com

ANTs software inc.

PROXY STATEMENT
FOR
2010 ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on September 30, 2010, at 10:00 a.m. pacific time (the “Annual Meeting”), or at any adjournment or postponement therefore. The Annual Meeting will be held by means of remote communications on the Internet at the Company’s web site, www.ants.com.
     We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting, form of proxy card, the Company’s annual report on Form 10-K, and amendment thereto on Form 10-K/A, and the Company’s most recent Form 10-Q for the quarter ended June 30, 2010) on the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders entitled to vote at the meeting. You may also request a printed copy of the proxy materials by mail. If you do so, these materials will also include the proxy card for the Annual Meeting. To request a printed copy of the proxy materials, please contact us via the Internet (www.proxyvote.com), telephone (800-579-1639) or by email (sendmaterial@proxyvote.com) on or before September 16, 2010. If requesting material by email, please send a blank email with the 12-digit Control Number (located on the Notice) in the subject line.
     All shareholders will have the ability to access, beginning on or about August 12, 2010, the proxy materials on a website referred to in the Notice or to request to receive a printed copy of the proxy materials at no charge. If you request a printed copy of the proxy materials, we will mail them to you within three business days of your request, at no cost to you. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy. In addition, shareholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election, until you notify us otherwise.
     Please note that this year’s Annual Meeting will be held via the Internet only. The accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares.
How do I participate in the electronic meeting?
     In order to participate in this year’s Annual Meeting, please log on to www.ants.com and click on “About Us” then “For Our Investors” section and the “Annual Meeting Webcast” link at least 15 minutes prior to the start of the 10:00 a.m. meeting to provide time to register and download the required audio software if needed. All shareholders will need to register by entering your name and, if you would like to ask a question during the meeting, you will also need to enter the 12-digit control number received with your Notice or Proxy. Questions that would be appropriate to raise in person and that relate to the purpose of the meeting will be accepted during the meeting. To submit questions, please access the Annual Meeting Webcast and select “Ask a Question.”
Why am I receiving these materials?
     Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2010 Annual Meeting of Shareholders, which will take place on September 30, 2010, at 10:00 a.m. pacific time.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
     Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. We believe that Internet-delivery of our proxy materials allows us to provide our shareholders with the information they need while reducing the environmental impact and the aggregate expenses of our Annual Meeting. Accordingly, we are sending the Notice to our shareholders and beneficial owners as of the record date. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.
What if I receive more than one Notice of Internet Availability of Proxy Materials?
     If you receive more than one Notice, you hold shares in more than one name or shares in different accounts. To ensure that all of your shares are voted, you will need to vote separately on the Internet site by using the specific control number contained in each Notice that you receive or by promptly marking, signing, dating and returning your proxy card.
How can I get electronic access to the proxy materials?
     The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet.
     What items will be voted on at the Annual Meeting?
     There are five items that will be voted on at the Annual Meeting:
1.	To elect two (2) Class 1 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of WeiserMazars LLP, as the independent registered accounting firm for the Company for the calendar year ending December 31, 2010;

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize an additional 200,000,000 shares of Common Stock;

4.	To approve an increase in the ANTs software inc. 2010 Stock Incentive Plan of an additional 10,000,000 shares of the Company’s Common Stock reserved for issuance thereunder; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
What is the Proxy for, who can vote and how do I vote?
     This proxy statement informs you, the Shareholders of the Company, about items that will be voted on at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those Shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the management of the Company for its Board of Directors. The cost of soliciting proxies will be borne by the Company.
     You may vote at the Annual Meeting if you were a shareholder of record of Common Stock or Series A Preferred Stock at the close of business on August 5, 2010. On August 5, 2010, there were outstanding [101,466,077] shares of Common Stock and 9,428,387 shares of Series A Preferred Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each Common share is entitled to one vote and each Series A Preferred share is entitled to one vote for each share of Common Stock into which such Series A Preferred share could then convert (approximately 2.857 votes per share of Series A Preferred Stock) on each matter that is properly brought before the Annual Meeting.
     A list of shareholders of record at the close of business on August 5, 2010 will be available on the Company’s website on the date of the Annual Meeting.
     You may vote either in person at the Annual Meeting or by proxy.
At the Meeting. Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and you bring the legal proxy to the Annual Meeting.

     Proxy. To vote by proxy, you must select one of the following options:
1.	Vote on the Internet :

•	Go to www.proxyvote.com.

•	Have the Notice or proxy card in hand.

•	Follow the instructions provided on the site.

•	Submit the electronic proxy before the required deadline (11:59 p.m. Pacific Time on September 29, 2010).

•	If you are not the shareholder of record but hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

2.	Complete the proxy card:

•	Complete all of the required information on the proxy card.

•	Date and sign the proxy card.

•	Return the proxy card in the postage-paid envelope provided as soon as possible.

•	If you are not the shareholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.
     If you vote in a timely manner by the Internet, you do not have to return the proxy card for your vote to count. The Internet voting procedures appear in the Notice or proxy card. You may also log on to change your vote or to confirm that your vote has been properly recorded.
Can I change my vote or revoke my proxy?
     Yes. Whether you vote by Internet or submit a proxy card with your voting instructions, you may revoke or change your vote by:
•	casting a new vote on the Internet,

•	submitting another written proxy with a later date,

•	sending a written notice of the change in your voting instructions to the Secretary of the Company if received the day before the Annual Meeting,

•	if you are a beneficial owner, by following the instructions sent to you by your broker, bank or other agent, or

•	revoking the grant of a previously submitted proxy and voting in person at the Annual Meeting. Please note that your attendance at the Annual Meeting itself will not revoke a proxy.
How will votes be counted?
     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and Common Stock into which the Series A Preferred Stock could convert, voting together, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.
Election of Directors (Proposal One)
     A plurality of the votes duly cast is required for the election of directors (i.e., the two nominees receiving the greatest number of votes will be elected). NYSE member brokers may no longer vote shares at the Annual Meeting with respect to the election of directors, without instructions by you. If you do not timely provide instructions to your broker, your shares will not be counted in connection with the election of directors. Abstentions and so-called broker “non-votes” will not affect the election of directors. The two Class 1 director nominees elected will be elected for a term of three years.
Ratification of Independent Registered Public Accounting Firm (Proposal Two)

     The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required for ratification of the appointment of WeiserMazars LLP as the independent registered public accounting firm of ANTs for the year ending December 31, 2010. An abstention will have the same effect as voting against this proposal. So-called broker “non-votes” are not counted for purposes of approving the ratification of our accounting firm, and thus will not affect the outcome of the voting on this proposal.
Quorum, Abstentions and Broker Non-Votes
     The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Abstentions and so-called broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in the broker’s “street name”) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (NYSE), which apply to NYSE member brokers trading in non-NYSE stock, brokers have discretionary authority to vote shares on certain routine matters if customer instructions are not provided. Proposals Two and Four to be considered at the annual meeting may be treated as routine matters, but Proposal 3 will not be treated as a routine matter. Consequently, if you do not return a proxy card, your broker may have discretion to vote your shares on Proposals Two and Four.
How may I communicate with the Company’s Board of Directors?
     You may send correspondence to the attention of the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105. Mr. Kozak will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.
How may I submit a proposal to be considered at the next Annual Meeting of Shareholders?
     Any eligible shareholder may submit a proposal to be included in the proxy materials for and considered at the next annual meeting of shareholders. All proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934 which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.
     To submit a proposal for consideration at the next annual meeting, the proposal must be submitted in writing to the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105. Mr. Kozak will submit your proposal to the Board of Directors or the appropriate committee or director, as applicable, to be included in the proxy materials. The deadline for submitting proposals for the 2011 annual meeting is December 31, 2010. The Company has the sole discretion to refuse to submit any untimely made shareholder proposals for consideration at the next annual meeting of shareholders.
MANAGEMENT AND DIRECTORS
     The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors:

Name	Age	Position
Joseph Kozak	60	Chairman, President and Chief Executive Officer, Class 1 Director, term expires at the 2010 Annual Meeting

Francis K. Ruotolo	72	Class 3 Director, term expires in 2012

John R. Gaulding	64	Lead Director and Class 3 Director, term expires in 2012

Name	Age	Position
Robert H. Kite	55	Class 2 Director, term expires in 2011

Robert Jett	65	Class 3 Director, term expires in 2012

Ari Kaplan	40	Class 2 Director, term expires in 2011

Craig Campbell	54	Class 1 Director, term expires at the 2010 Annual Meeting

Dave Buckel	48	Chief Financial Officer.

Rick Cerwonka	58	Chief Operating Officer and President, Inventa Technologies Inc.
Joseph Kozak, Age 60
Chairman, President and Chief Executive Officer
     Joseph Kozak joined ANTs software inc. in June 2005 as President and was named Chief Executive Officer and appointed to the Board of Directors in August 2006. Mr. Kozak brings 25 years of front-line leadership experience in sales, marketing and business development. Mr. Kozak joined ANTs from Oracle Corporation, where he was Vice President of Industry Sales. While with Oracle he defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. He also managed Oracle’s acquisition of Retek, Inc. a $630 million purchase in the retail applications space. Prior to Oracle, Mr. Kozak was CEO of Lombardi Software a manufacturer of business process management solutions. He was also a partner with Ernst and Young, LLP, in the retail and consumer packaged goods division; Vice President of Sales for SAP America, where he was responsible for the retail distribution and consumer goods business units for the Americas; and Mr. Kozak held numerous management positions with AT&T and IBM.
Dave Buckel, Age 48
Chief Financial Officer
     On January 18, 2010, Mr. Buckel joined the ANTs software inc. as Chief Financial Officer. For more than ten years, Mr. Buckel has served as Chief Financial Officer for a number of public and private companies in the IT and technology industries. He has worked under a wide range of circumstances from startup ventures, consolidations and turnaround situations to leading fast growing profit driven corporations. Mr. Buckel brings to ANTs extensive experience in SEC reporting, Sarbanes-Oxley compliance, investor relations, corporate development and the capital markets. He has held high level positions including public and private company board of director roles and has chaired and been a key member of both the audit and compensation committees for a number of public companies. Prior to joining ANTs, Buckel served as CFO for Ryla Inc., a fast growing call center solutions provider. He has also served as CFO for Internap Network Services, an industry leader in route control technology and a provider of high-performance solutions for business critical applications and Interland Inc., a publicly-traded applications hosting and Web services consulting company. Mr. Buckel received his MBA from Syracuse University and a bachelor’s degree in accounting from Canisius College. He is a Certified Management Accountant, CMA, by the Institute of Management Accountants.
Francis K. Ruotolo, Age 72
Director
     Francis Ruotolo was an employee through June 30, 2007, was the Chairman of the Board of directors through September 30, 2007, and became a director of the Company effective January 2, 2001. Mr. Ruotolo has served as Chairman of the Board, Chief Executive Officer and President. Prior to joining ANTs, he was a member of the Company’s Board of Advisors. Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.

John R. Gaulding, Age 64
Lead Director
     John R. Gaulding joined the Company’s Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and is chairman of the Nominating and Governance Committee of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is also chairman of the CGNC. Previously, Mr. Gaulding was Chairman and CEO of National Insurance Group, a publicly held company providing information and insurance to financial institutions. He was also President and CEO of ADP Claims Services Group and President and CEO of Pacific Bell Yellow Pages, Inc. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.
Robert H. Kite, Age 55
Director
     Robert Kite joined the Company’s Board of directors in January 2005. Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development. Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen’s Academy. Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.
Robert Jett, Age 66
Director
     Robert Jett joined ANTs software inc.’s Board of Directors in May 2007. He serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions. A member of the Oregon State Bar. Mr. Jett has extensive law experience, serving as legal counsel for the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is best known as the architect and product manager of Laser Pro, the predominant loan documentation software system used by thousands of financial institutions across the country.
Ari Kaplan, Age 40
Director
     Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007. Mr. Kaplan was President of the Independent Oracle Users Group (IOUG) from 2005 to 2008. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming President in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice. Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, and the Department of Defense. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994. Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.

Craig Campbell, Age 54
Director
     Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007. Mr. Campbell is the Chief Executive Officer of Campbell Capital Advisors, LLC, a financial services company located in Chicago, Illinois. He has been a financial executive for over 25 years. He has extensive experience as a general partner and advisor for investment and hedge funds and has served in leadership positions for numerous charitable foundations.
Rick Cerwonka, Age 58
Chief Operating Officer and President, Inventa Technologies, Inc.
     Rick Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009. Mr. Cerwonka joined Inventa Technologies in January 2000 as Vice President of Managed Services and was named President and Chief Executive Officer in December 2002. Before joining the Company, Mr. Cerwonka founded XTEND-Tech, Inc., which offered full-service applications management and support to Fortune 500 clients in finance, telecommunications, manufacturing, government and banking. Prior to XTEND-Tech, Inc., Mr. Cerwonka was Vice President of the Enterprise Solutions Division for the Southern States Area for Sybase, Inc.
OUR BOARD AND ITS COMMITTEES
     Our Board and its committees meet throughout the year and also hold special meetings and act by written consent from time to time as appropriate.
     Our Board currently has seven directors divided into three classes. Members of each class serve for a three-year term, with one class of directors being elected each year. During fiscal 2009, our Board held ten (10) meetings. All Directors other than Craig Campbell attended at least 75% of the meetings of the Board of Directors and meetings of committees on which they served during fiscal 2009. Director Craig Campbell attended 60% of the meetings of the Board of Directors in fiscal 2009. Mr. Holt resigned as a director on November 23, 2009, and had resigned as a member of our Audit Committee on August 17, 2009.
     The 2009 annual meeting was attended by all the directors.
     Our Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee (“CGNC”) and an Executive Committee. Each of these committees has a formal written charter. Copies of these charters may be found on the Company’s website at http://www.ants.com/index.php/investor-information.
     The CGNC makes recommendations to the Board concerning committee memberships, and the Board appoints the members and chairpersons of the committees.
     The following table summarizes the standing committees of the Board of Directors, their membership and the number of meetings held during 2009 prior to the resignation of Tom Holt on November 23, 2009:

Name	Audit	Compensation	CGNC	Executive
(1)
John Gaulding	Chair		Member	Chair
Thomas Holt (2)	Member	Chair
Robert H. Kite	Member	Member	Chair	Member
Joseph Kozak
Francis Ruotolo				Member
Robert Jett
Ari Kaplan
Craig Campbell

Number of meetings held in 2009 prior to Tom Holt’s resignation	5	1	2	0

(1)	On October 7, 2009, the Board of Directors created an Executive Committee.

(2)	Mr. Holt resigned from the Audit Committee on August 17, 2009 and as a Director on November 23, 2009.

     On November 23, 2009 changes were made to the membership of directors on committees of the Board of Directors such that the following directors served on the following committees:

Name	Audit	Compensation	CGNC	Executive
John Gaulding	Chair		Member	Chair
Robert H. Kite		Chair
Joseph Kozak				Member
Francis Ruotolo			Member	Member
Robert Jett		Member	Chair	Member
Ari Kaplan	Member	Member
Craig Campbell	Member

Total number of meetings held in 2009	5	2	3	1
     On January 27, 2010, Robert Jett replaced Ari Kaplan on the Audit Committee and Ari Kaplan stepped down from the Compensation Committee. The Audit Committee and the Compensation Committee had not met while Mr. Kaplan was a member of these Committees. The following table summarizes the four standing committees of the Company’s Board of Directors as of January 27, 2010.

Name	Audit	Compensation	CGNC	Executive
John Gaulding	Chair		Member	Chair
Robert H. Kite		Chair
Joseph Kozak				Member
Francis Ruotolo			Member	Member
Robert Jett	Member	Member	Chair	Member
Ari Kaplan
Craig Campbell	Member

Total number of meetings held in fiscal 2009	5	2	3	1
Audit Committee
     The Audit Committee of the Board of Directors of ANTs, which is comprised solely of independent directors, fulfills a fiduciary role for the Board of Directors, as they represent the shareholders, by providing a direct supervisory link to the independent auditors. The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions or take actions, separate from the Board of Directors. In its role, the Audit Committee undertakes the following advisory, consultative and oversight to:
•	Select the independent registered public accounting firm to be employed or nominate the independent auditor for shareholder approval;

•	Consult with the independent auditor on their plan of audit for the Company;

•	Review with the independent auditor, their report of audit and their letter;

•	Consult with the independent auditor, on the adequacy of internal controls;

•	Ensure the integrity of the Company’s financial reporting;

•	Ensure that the Company’s systems of internal control over financial reporting and disclosure controls are designed and functioning properly; and

•	Ensure the Company’s compliance with legal and regulatory requirements.
     The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board. The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.
     The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market. Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member. Officers or employees of the company do not serve on the Committee.
     The Audit Committee is composed of three non-employee independent directors selected by the Board, based upon their prior experience in Audit Committee matters, their experience in financial matters and their independence and objectivity. John Gaulding, the Audit Committee chair, is both independent and a “financial expert” under Item 407(d)(5)(ii) of Regulation S-K. The other two members of the Audit Committee are Messrs. Robert Jett and Craig Campbell. All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them. During August 2009, Thomas Holt accepted payment for consulting services from the Company and stepped down from the Audit Committee.
     The Audit Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements; its charter, which was amended and restated on October 13, 2006, is posted at the “Corporate Governance” section of our website at http://www.ants.com/images/stories/NCPDF/antsauditcommitteecharter.pdf.
Audit Committee Meetings
     The Audit Committee held five (5) meetings during the year ended December 31, 2009.
     The Committee met with the Company’s independent registered public accounting firm at four of the five meetings, and reviewed their findings, suggestions and plans for continuing audits. The Committee discussed strengthening controls as the Company grows into operations and out of research and development, the Company’s plans for compliance with certain provisions of the Sarbanes-Oxley Act of 2002 and the accounting issues related to revenue recognition. The Audit Committee believes that it has an excellent and forthright working relationship with the Company’s Audit Firm, WeiserMazars LLP. The Audit Committee selected WeiserMazars LLP to serve as the Company’s independent accountants for the 2009 fiscal year.
Report of the Audit Committee
     The Audit Committee provides this report for the Company’s proxy statement. The following disclosure is made over the printed names of each member of the Audit Committee. The members of the Audit Committee have signed the current disclosure.
REPORT OF THE AUDIT COMMITTEE
     The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2009.
     We reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2009. In addition, we discussed with WeiserMazars LLP, the matters required by Statements on Accounting Standards No. 61, “Communications with Audit Committees.” Also we received from WeiserMazars LLP, the written disclosures required by the Independence Standards Board Standard No. 1 and have discussed with WeiserMazars LLP its independence from the Company. Based upon this information and these materials, we recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K and amended Annual Report on form 10-K/A, each filed with the Securities and Exchange Commission.
John R. Gaulding (chair)
Robert Jett
Craig Campbell
Corporate Governance and Nominating Committee (“CGNC”).
     The Corporate Governance Committee is currently composed of Mr. Robert Jett (chairperson), Mr. John Gaulding and Mr. Francis Ruotolo, all of whom are independent directors with the exception of Mr. Ruotolo. The Company deems Mr. Ruotolo to be not independent, on the basis of his previous employment with the Company. Mr. Ruotolo has been employed by the Company within the past three years and has received payments in excess of the $120,000 threshold in 2009 and 2008. The Corporate Governance and Nominating Committee held four meetings during 2009 and each member of the Corporate Governance Committee attended at least 75% of the total meetings of the Committee held when he was a member, with the exception of Mr. Gaulding, who attended 50% of the meetings.
     The purpose of the CGNC is to ensure that the Board is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards. Among other matters, the CGNC:
•	Reviews and approves nominees for service on the Board;

•	Considers candidates recommended by shareholders; and

•	Adopts, reviews and implements corporate governance policies and procedures.
     The CGNC operates under a written charter that complies with applicable SEC and NASDAQ requirements, which was adopted October 13, 2006. The CGNC has a charter that is publicly available at the “Corporate Governance” section of our website at http://www.ants.com/images/stories/NCPDF/antsgovnomcommitteecharter.pdf.
Consideration of Director Nominees
     In selecting director candidates, the CGNC identifies nominees by first evaluating the current members of the Board willing to continue in service. If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, the CGNC evaluates candidates who have the desired skills and experience in light of the criteria outlined below. The CGNC establishes a pool of potential director candidates based on recommendations from the Board, senior management and shareholders.
     The CGNC then reviews the credentials of director candidates (including candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors. In making its nominations, the CGNC considers a variety of factors of potential candidates, including the integrity, experience or knowledge with businesses relevant to the Company’s current and future business plans, experience with businesses of similar size, all other relevant experience, background, independence, financial expertise, compatibility with existing Board members, and such other factors as the CGNC deems appropriate in the best interests of the Company and its shareholders. Proposed nominees are all evaluated equally irrespective of who suggested such nominee as a director candidate. The Company has not, to date, paid any third party fee to assist in this process.
     The CGNC and the Board, acting on the CGNC’s recommendation, will consider proposed nominees whose names are submitted to the Company’s Secretary by shareholders. Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting. The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders. The Company has not adopted a formal policy because, to date, it has not received any director nominees from shareholders. The CGNC reviews periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.
     Any shareholder who wishes to contact the Company’s Board or specific members of the Board may do so by sending their correspondence to the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105. Mr. Kozak will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.
Compensation Committee
     The Compensation Committee has overall responsibility for approving and evaluating our compensation plans, policies and programs applicable to executive officers. The Committee reviews and approves executive compensation, ensuring that each element of the executives’ compensation meets compensation objectives. Among other matters, the committee:
•	Sets and administers the policies governing the executive compensation policies, including compensation of the chief executive officer;

•	Administers, with the full Board, the Company’s stock plans; and

•	Reviews executive and leadership development policies, plans and practices.

     At varying times during 2009, the following directors served on the Compensation Committee, (the “Committee”) Mr. Tom Holt (chairperson, resigned from the Committee on August 17, 2009, and from the Board on November 23, 2009), Mr. Robert Kite (member for full year and became chairperson in November 2009, succeeding Mr. Holt), Mr. Robert Jett (added to the Committee in November 2009) Mr. Ari Kaplan (added to the Committee in November 2009 and resigned from the Committee in January 2010). The Company’s Compensation Committee is currently composed of Mr. Robert Kite (chairperson) and Mr. Robert Jett, both of whom are independent directors.
     The Compensation Committee held two meetings during 2009 and each member of the Compensation Committee attended at least 75% of the total meetings of the Committee held when he was a member.
     The Compensation Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements, which was amended and restated effective January 10, 2007. The Compensation Committee’s charter is posted at the “Corporate Governance” section of our website at http://www.ants.com/images/stories/NCPDF/antscompcommitteecharter.pdf.
CORPORATE GOVERNANCE
Corporate Governance Guidelines
     The Company believes in sound corporate governance practices and has formal Corporate Governance Guidelines. The Company’s Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and make decisions that are independent of the Company’s management. The Company regularly monitors developments in the area of corporate governance and reviews processes and procedures in light of such developments. The Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and NASDAQ. The Corporate Governance Guidelines set forth practices with respect to the way employees and directors conduct themselves individually and operate the Company’s business.
Code of Business Conduct and Ethics
     The Company has developed and may periodically modify its Code of Business Conduct and Ethics to ensure it is in compliance with the Company’s Corporate Governance Guidelines. The Code of Business Conduct and Ethics sets forth the policies with respect to the way directors, officers, employees, agents and contractors conduct themselves and operate the Company’s business. The Code of Business Conduct and Ethics is publicly available at the “Corporate Governance” section of our website at http://www.ants.com/images/stories/pdfs/coe.pdf. The Company believes it has in place procedures and practices, which are designed to enhance its shareholders’ interest.
Board Leadership Structure
     Our Board has carefully considered the benefits and risks in combining the role of Chairman of the Board and Chief Executive Officer and has determined that Mr. Kozak is the most qualified and appropriate individual to lead our Board as its Chairman.
     In determining whether to combine the roles of Chairman of the Board and Chief Executive Officer, our Board closely considered our current system for ensuring significant independent oversight of management, including the following: (1) only one member of the current board, Mr. Kozak also serves as an employee; (2) the majority of directors serving on our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee are independent; (3) our board’s flexibility to select, at any time and on a case-by-case basis, the style of leadership best able to meet our current needs based on the individuals available and circumstances present at the time, and (4) the independence of our Lead Director, John Gaulding. Our Board further noted that the Compensation Committee annually evaluates the Chief Executive Officer’s performance.
     In determining that we are best served by having Mr. Kozak serve as Chief Executive Officer and Chairman of the Board, our Board considered the benefits of having the Chief Executive Officer serve as a bridge between management and our Board, ensuring that both groups act with a common purpose. Our Board also considered Mr. Kozak’s knowledge regarding our operations and the industries and markets in which we compete and his ability to promote communication, to synchronize activities between our Board and our senior management and to provide consistent leadership to both our Board and our company in coordinating the strategic objectives of both groups. Our Board further noted that the combined role of Chairman of the Board and Chief Executive Officer facilitates centralized leadership in one person so that there is no ambiguity about accountability.
Board Risk Oversight
     Our Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
     While our Board has the ultimate oversight responsibility for the risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and engages outside independent consultants to assist in managing such controls. Risks related to our compensation programs are reviewed by the Compensation Committee and legal and other risks are reviewed by the Corporate Governance and Nominating Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.
DIRECTOR COMPENSATION TABLE
Director Summary Compensation Table for Fiscal 2009
     The following table summarizes the total compensation earned or paid by the Company to directors who were not executive officers as of December 31, 2009.

	Fees Earned	Option	All Other
	or Paid in	Awards ($)	Compensation
Name (1)	Cash ($) (2)	(3)	($)	Total ($)
(a)	(b)	(d)	(g)	(h)
Craig Campbell	19,000	27,097	—	46,097
John R. Gaulding (4)	43,000	23,398	—	66,398
Robert T. Jett	21,000	17,302	—	38,302
Ari Kaplan	21,000	27,097	—	48,097
Robert H. Kite	36,000	32,516	—	68,516
Francis K. Ruotolo	20,500	—	—	20,500
Tom Holt (5)	31,000	47,542	—	78,542

(1)	Joseph Kozak, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his service as a director. Mr. Kozak’s compensation as an executive officer of the Company is shown in the Summary Compensation Table in the Executive Compensation section of this document.

(2)	Includes fees payable for service as a director, committee chair or committee member as described under Compensation of Directors following this table.

(3)	The amounts in this column represent the compensation cost of stock option awards and warrants (granted in 2008 and prior years) recognized during 2009, and have been calculated in accordance with US GAAP using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2009 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. No options were granted in 2009.

(4)	Mr. Gaulding was the Lead Director during 2009.

(5)	Mr. Holt resigned as a Director on November 23, 2009.

Additional Information with Respect to Director Equity Awards

			Stock	Option
			Awards	Awards
	Stock Awards	Option Awards	Granted	Granted	Grant Date
	Outstanding at	Outstanding at	During	During	Fair Value of
	Fiscal Year End	Fiscal Year End	Fiscal 2009	Fiscal 2009	Options ($)
Name	(#) (1)	(#) (2)	(1) (#)	(#)	(3)
Craig Campbell	—	187,500	—	—	—
John R. Gaulding	—	279,375	—	—	—
Robert T. Jett	—	75,000	—	—	—
Ari Kaplan	—	230,625	—	—	—
Robert H. Kite	—	363,750	—	—	—
Francis K. Ruotolo	—	751,875	—	—	—
Thomas Holt (4)	—	311,250	—	—	—

(1)	The Company did not have any stock awards outstanding to directors as of fiscal year end 2009.

(2)	Includes both vested and unvested options and warrants to purchase Common Stock of the Company.

(3)	There were no options granted to directors in 2009.

(4)	Mr. Holt resigned as a Director on November 23, 2009.
Annual Retainers
     Effective for fiscal year 2009, the Company paid cash compensation to non-employee directors. In addition to the fees indicated below, incremental fees are paid for meeting attendance and committee membership or chairmanship, as follows:

Annual
Position	Amount
Non-employee — Board Chair	$25,000
Non-employee — Lead Director	$25,000
Non-employee Directors	$15,000
Meeting attendance — in person	$1,000
Meeting attendance — telephonic	$500
Audit Committee — Chair	$7,500
Audit Committee — Member	$3,000
Compensation Committee — Chair	$5,000
Compensation Committee — Member	$1,500
Corporate Governance and Nominating Committee — Chair	$5,000
Corporate Governance and Nominating Committee — Member	$1,500
Executive Committee — Chair	$1,500
     Non-employee directors are granted stock options in recognition of their service. Such directors are granted an option to purchase up to 150,000 shares of common stock, which vest monthly over their three-year board service term. Non-employee directors who chair a committee are granted an additional 30,000 share option with the same vesting schedule.
Indemnification Agreements
     We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals’ fees, and costs which may be brought against them in the course of their service. Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

COMPENSATION DISCUSSION AND ANALYSIS
     The following compensation discussion and analysis describes the material elements of the compensation and benefits programs for the Company’s officers.
Role of Compensation Committee
     The Company’s Compensation Committee is composed entirely of independent directors (the “Committee”). The Committee has a charter, most recently revised in January 2007, which outlines the Committee’s role in the determination of the Company’s compensation structure. The Committee works with the Company’s Board of Directors, Chief Financial Officer and other management in determining, developing, establishing, and implementing the Company’s compensation philosophy and plans for the Company’s executive officers (the “Executives”). The Committee reviews and approves, and advises the Board of Directors concerning, Executive compensation, ensuring that each element of the Executives’ compensation meets compensation objectives. The Committee also helps to oversee the Company’s stock option plans (ANTs software inc. 2008 Stock Plan and 2010 Stock Plan).
Compensation Philosophy: Objectives of the Company’s Compensation Programs
     The Company’s compensation programs have four main objectives: Attract highly-qualified Executives, retain them and encourage longevity, motivate them to achieve goals that are consistent with the Company’s overall goals, and reward them for outstanding achievement.
What the Compensation Program is Designed to Reward
     The Company’s compensation program is designed to reward achievements that are consistent with the Company’s overall goals.
Independent Compensation Consultant
     From time to time, the Company may seek the advice of one or more independent compensation consultants. In such event, it is currently intended that such consultants would report directly to the Committee and would be used primarily to provide additional assurance that (i) the Company’s compensation programs are sufficiently competitive to successfully motivate, attract and retain Executives, and (ii) the compensation offered by the Company is reasonable and consistent with the Company’s objectives.
     Relative to 2009 and through August 1, 2010, the services of a compensation consulting service were not contracted.
Elements of Compensation
     The elements of compensation for the Executives are: Salary, stock options, and bonuses (either in the form of cash, stock or stock options).
Rationale Behind Each Element
     The elements of the Company’s compensation structure are intended to achieve the objectives of the compensation programs. Determination of salary is made to provide Executives with a base level of pay that allows the Company to remain competitive in both recruiting and retaining qualified Executives. Stock or Stock options are granted to Executives to provide them with an opportunity to build equity ownership in the Company so that they are motivated to act in ways that increase the value of the Company and that are consistent with shareholder goals. Bonuses are granted for achieving specific goals or in recognition of extraordinary service provided. Bonuses may be paid in cash, stock or stock options.
Determination of Amount of Each Element

     Salary. In determining salaries, the Committee and the Board generally consider five factors. First, the Company has experienced managers responsible for hiring new Executives and adjusting the salary levels of existing Executives. These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to salary determination. The Company relies heavily on such knowledge. Second, as the Company interviews candidates for potential employment, it gathers salary information from those candidates, which is used as a data point in setting salaries. Third, the Company might work with search firms, which provide salary data for their candidates and feedback on the general availability of candidates with the experience for each open position. Fourth, the Company evaluates general labor market conditions such as the hiring activity of other companies actively looking for candidates with the same skill set and experience. This provides the Company with a sense of how “tight” or “loose” the labor market is, which may affect salary levels. Finally, the above factors provide the Company with the data needed to establish a general range within which it will typically make an offer to a new Executive or adjust the salary of an existing Executive. Within that range, the Company will set the salary level for a specific candidate or existing Executive based on the candidate’s or Executive’s experience, prior performance, references and education.
     During 2009, the Committee periodically reviewed the performance and compensation of the Executives, though the Company did not have a formal review process in place. No adjustments were made to the Executives’ salaries in 2009 by the Compensation Committee compared to 2008.
     Stock and Stock Options. In determining stock and stock option grants, which are granted to new and existing Executives, the Committee and the Board consider three factors. First, the Company has experienced managers responsible for hiring new Executives and adjusting the compensation levels of existing Executives. These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to determination of compensation. The Company relies heavily on such knowledge. Second, the Company makes an assessment of the “risk” profile of the Company versus other employment options available to a candidate or Executive and adjusts stock and stock option grants accordingly. Third, for more senior Executives, who have a greater ability to affect the direction of the Company, compensation is more heavily weighted towards equity (in the form of stock or stock options), in order to align their goals with that of shareholders.
     Stock options are dated as of the date of Board approval of each option grant and are granted at the closing fair market value on the date of grant. Optionees are informed of their option grants as soon as practicable and stock options are documented within a few days of the grant date. The Company does not currently have a policy concerning coordination of option grants with the release of material information.
     Bonuses. The Company awards bonuses in the form of stock, stock options or cash. Bonuses are generally given by the Board on advice from the Compensation Committee on the recommendation of the Executive’s manager, typically the Chief Executive Officer (the “CEO”) and are determined in one of two ways. First, the Executive has a fixed bonus amount for which he or she is eligible. On a periodic basis, typically quarterly, the Board, Compensation Committee or the CEO reviews the Executive’s performance against goals and determines whether to pay all, none, or a portion of the bonus. The fixed amount is established in the Board’s, the Compensation Committee’s or the CEO’s discretion. Second, bonuses are occasionally given as a reward for extraordinary effort. The amount of bonus is determined at the discretion of the Board, Compensation Committee or the CEO.
     In 2009, the Chief Executive Officer, Joseph M. Kozak, was eligible to receive a cash bonus of up to $125,000, for each six months of service. The Company provided the opportunity to Mr. Kozak to earn such a bonus because he had the greatest ability to influence the direction of the Company. Mr. Kozak received the $250,000 in bonuses for which he was eligible during the 2009 fiscal year, as reflected in the Summary Compensation Table. The Board of Directors and the Compensation Committee determined that Mr. Kozak achieved the performance objectives set out for him upon his appointment as Chief Executive Officer. Further, the Compensation Committee believed the bonuses helped to bring Mr. Kozak’s total compensation closer to the industry standard. In the case of Mr. Rick Cerwonka, President of the Company’s subsidiary, Inventa Technologies, Inc., he has received bonus payments representing commissions earned relative to sales generated by Inventa Technologies Inc.
How Each Element Fits Into the Company’s Overall Compensation Objectives
     Compensation is structured to achieve the goals set out above: Attract, retain, motivate and reward. Decisions regarding the weight of each element in relation to other elements are set as a general rule which can be modified as necessary to address individual situations, but with the overall goals in mind.

Employment Agreements
     On June 28, 2010, the Company entered into an Employment Agreement with Chief Executive Officer Joseph M. Kozak, under which it increased Mr. Kozak’s compensation. The Company also granted a stock option and a restricted stock grant to Mr. Kozak. Pursuant to the Employment Agreement, the Company increased Mr. Kozak’s annual salary from $250,000 to $500,000. Mr. Kozak continues to be eligible to receive a cash bonus of up to $250,000, payable annually. Previously, Mr. Kozak’s bonus compensation was payable semi-annually. In accordance with the Employment Agreement, the Company also (i) granted Mr. Kozak an option covering 3,500,000 shares of Common Stock, at an exercise price per share of $1.10, and (ii) granted Mr. Kozak a restricted stock award covering 3,500,000 shares of Common Stock; all at a price of $1.10 per share, the closing price of the Company’s Common Stock on the date of the grant, and both vesting in three equal installments beginning on the first anniversary of the grant date.
     The Employment Agreement has a term ending June 30, 2013, but may be terminated at any time with or without cause. However, in the event of termination of the Employment Agreement by the Company without Cause as defined therein, or by Mr. Kozak for Good Reason, as defined therein, in each case not associated with a change in control of the Company, then certain severance benefits accrue including three years of Mr. Kozak’s base salary and full vesting of all stock options and restricted stock grants, possibly among other things.
     On June 26, 2007, the Company entered into a Retirement and Board Service Agreement with Mr. Francis K. Ruotolo, the Company’s former Chairman (the “Agreement”). Under the Agreement (i) Mr. Ruotolo retired as an employee of the Company, (ii) Mr. Ruotolo continued as a member of the Board of Directors, (iii) Mr. Ruotolo’s Employment Agreement with the Company was terminated, (iv) the Company made retirement payments to Mr. Ruotolo consisting of 10 quarterly payments of $50,000 each, for an aggregate of $500,000, (v) Mr. Ruotolo and the Company agreed that all of Mr. Ruotolo’s stock options as of that date continued unaffected by the Agreement, and (vi) Mr. Ruotolo and the Company entered into a mutual general release of all claims, known and unknown.
     On May 15, 2008 Rick Cerwonka entered into an employment agreement with the Company providing for an annual base salary of $250,000. Mr. Cerwonka was also granted options to purchase up to 400,000 shares of Common Stock of the Company at $1.18 per share. The options vest over a three-year period and have a life of ten years. The contract also provides for the termination and severance provisions described above. Mr. Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009.
     On June 18, 2009, Kenneth Ruotolo, the Company’s Chief Financial Officer and Secretary terminated his employment with the Company. Mr. Ruotolo is the son of Company Director Francis K. Ruotolo, who was re-elected as a Director of the Company at the 2009 annual meeting held on March 17, 2010.
     On January 18, 2010, David Buckel entered into an employment agreement with the Company and was appointed as the Chief Financial Officer of the Company. The Company and Mr. Buckel have entered into an employment and non-competition agreement providing for an annual base salary of $250,000, of which 10% will be paid in Company Common Stock. Mr. Buckel also was granted options to purchase up to 500,000 shares of Common Stock of the Company at $0.61 per share. The options vest ratably over a three-year period and have a life of ten years. Mr. Buckel is eligible for a semi-annual bonus of $125,000 with the option to be paid in cash or stock as well as 100,000 stock options per year during the initial three years of his contract.
     Mr. Buckel did not have any prior related transactions with the Company or any family relationships with any Director or officer of the Company.
Separation Agreements
     On June 18, 2009, Kenneth Ruotolo, former Chief Financial Officer and Secretary, terminated his employment with the Company. On his resignation, which Mr. Ruotolo believed was for Good Cause, as defined in his Employment Agreement, he tried to elect a “Release Severance” provision in his Employment Agreement and claim certain severance benefits. The Company disagrees with Mr. Ruotolo’s characterization of the termination of this employment and is defending a lawsuit brought by Mr. Ruotolo.

Change In Control Arrangements
     The Company’s stock option plans and agreements provide for accelerated vesting of stock options, under certain circumstances involving a change in control of the Company. If there is a merger or acquisition, or if there is a sale or transfer of the Company’s assets, the optionee will be granted a Merger Consideration Exercise Right, in which the optionee is given the right to purchase or receive the consideration which is received or receivable by the Company’s stockholders. In the event that the surviving entity does not recognize the optionee’s Merger Consideration Exercise Right, the option shall become fully vested.
Defined Contribution Plan
     The Company offers the Section 401(k) Savings/Retirement Plan (the “401(k) Plan”), a tax qualified retirement plan to all eligible employees, including the executive officers. The 401(k) Plan permits eligible employees to defer from 1% to 100% of their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. The Company has not made matching contributions to the 401(k) plan in 2009 or through April 15, 2010.
Perquisites and Other Personal Benefits
     During fiscal year 2009, the Company did not offer its executive officers perquisites other than the standard benefit plan offered to all other employees.
Recent Actions
     On September 9, 2009, Kenneth Ruotolo, the Company’s former Chief Financial Officer and Secretary filed a complaint for breach of contract, breach of the covenant of good faith and fair dealing and declaratory relief in connection with his June 18, 2009 termination, in the Superior Court of the State of California, in and for the County of San Francisco. Mr. Ruotolo is seeking damages, attorneys’ fees and declaratory relief. We believe that this lawsuit is without merit and intend to continue vigorously defending ourselves. Mr. Ruotolo’s father, Francis K. Ruotolo, is a Director of the Company.
COMPENSATION COMMITTEE REPORT
     The Compensation Committee of the Board of Directors has reviewed, and has discussed with management, the Company’s Compensation Discussion and Analysis contained in this annual report.
     Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
     This report is submitted on behalf of the members of the Compensation Committee:
Robert H. Kite, (chair)
Robert Jett
Summary Compensation Table
Summary Compensation Table for Fiscal 2009, 2008 and 2007
     The table below provides information regarding the compensation and benefits earned during fiscal 2009, 2008 and 2007 by each of the executive officers and other highly-compensated employees of the Company as of December 31, 2009:

				Stock/Options	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(3)(f)	(i)	(j)
Joseph Kozak	2009	230,208	250,000	129,833	—	610,041
Chairman, President and	2008	250,000	250,000	693,929	—	1,193,929
Chief Executive Officer (1)	2007	250,000	250,000	120,694	—	620,694

Kenneth Ruotolo	2009	96,013	—	30,214	—	126,227
Former Chief Financial	2008	200,000	35,000	193,277	—	428,277
Office and, Former Secretary	2007	200,000	—	54,907	—	254,907

Rick Cerwonka	2009	225,000	131,518	100,701	—	457,219
President of Inventa	2008	250,000	50,000	38,549	—	338,549
Technologies Inc. (2)	2007	—	—	—	—	—

Alton Dinsmore	2009	161,146	45,000	55,408	—	261,554
Vice President, Development	2008	175,000	60,000	152,840	—	387,840
	2007	156,250	60,000	74,732	—	290,982

Kenneth Markovich	2009	172,256	15,000	49,128	—	236,384
Vice President, Sales	2008	175,000	25,000	95,532	—	295,532
	2007	179,431	60,000	113,608	—	353,039

(1)	Joseph Kozak was appointed Chief Executive Officer effective August 16, 2006 and Chairman of the Board of Directors effective October 1, 2007. In October 2006, Mr. Kozak entered into a stock option agreement with the Company to receive the right to exercise a stock option to purchase up to 165,000 shares of common stock, to be vested upon the achievement of a specific milestone. This option was cancelled and a new option granted, also covering 165,000 shares of common stock, on May 1, 2007. The new option vests monthly over three years. In May 2008 Mr. Kozak received a fully vested stock option under which he had the right to purchase up to 750,000 shares of common stock at an exercise price of $1.18 per share. During March 2009, Mr. Kozak was granted 62,500 of common stock, vesting in March 2010, in lieu of a 10% reduction in 2009 salary. During 2009, 2008 and 2007, Mr. Kozak was eligible for a $125,000 cash bonus each six months. Upon review of Mr. Kozak’s achievements for fiscal 2009, 2008 and 2007, the Compensation Committee awarded Mr. Kozak the two six-month bonuses for fiscal 2009, 2008 and 2007. Additionally, and not included in the table above, effective June 28, 2010 Mr. Kozak was granted a stock option covering 3,500,00 shares of Common Stock and a restricted stock grant covering 3,500,000 shares of Common Stock, both at a per share price of $1.10, and both vesting annually in three installments.

(2)	Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies, Inc. Mr. Cerwonka was appointed Chief Operating Officer of the Company, and President of Inventa Technologies, Inc. effective August 17, 2009. During 2009, Mr. Cerwonka was granted 62,500 of common stock, vesting in March 2010, in lieu of a 10% reduction in 2009 salary.

(3)	The amounts in this column represent the compensation cost of stock and stock option awards (granted in 2009 and prior years) recognized during 2009, 2008, and 2007 and have been calculated in accordance with US GAAP using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2009 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as amended, and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2009, and other periodic filings with the SEC (as modified by guidance provided by the SEC).
Grants of Plan-Based Awards in Fiscal 2009
     The following table sets forth certain information regarding grants of plan-based awards to each of our named executive officers and other highly-compensated employees during fiscal 2009. Please refer to “Compensation Disclosure and Analysis” for further discussion.

								All	All Other
								Other	Option
								Stock	Awards:		Grant
								Awards:	Number	Exercise	Date
		Estimated Future Payouts			Estimated Future Payouts			Number	of	or Base	Fair
			Under			Under		of	Securities	Price of	Value
		Non-Equity Incentive Plan			Equity Incentive Plan			Shares	Und-	Option	of
	Grant	Thresh-	Awards		Thresh-	Awards	Max-	of Stock	erlying	Awards	Option
	Date	old	Target	Maximum	old	Target	imum	or Units	Options	($/Sh)	Awards
Name	(6)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	(7)	($) (8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Joseph Kozak Chairman, President, and Chief Executive Officer (1)	3/2009							62,500		0.55	34,375

Kenneth Ruotolo Former Chief Financial Officer and Secretary (2)

Rick Cerwonka, President, Inventa Technologies (3)	3/2009							62,500		0.55	34,375

Alton Dinsmore Vice President, Development (4)	3/2009							43,750		0.55	24,063

Kenneth Markovich Vice President, Sales (5)

(1)	The Company granted Mr. Kozak 62,500 shares of Common Stock in March 2009 in lieu of a 10% reduction in 2009 base compensation. The grant became fully vested in March 2010.

(2)	The Company granted Mr. Ruotolo 50,000 shares of Common Stock in March 2009 which were later forfeited.

(3)	The Company granted Mr. Cerwonka 62,500 shares of Common Stock in March 2009 in lieu of a 10% reduction in 2009 base compensation. The grant became fully vested in March 2010.

(4)	The Company granted Mr. Dinsmore 43,750 shares of Common Stock in March 2009 in lieu of a 10% reduction in 2009 base compensation. The grant became fully vested in March 2010.

(5)	The Company granted Mr. Markovich 43,750 shares of Common Stock in March 2009 in lieu of a 10% reduction in 2009 base compensation. The grant was forfeited upon Mr. Markovich’s departure from the company in September 2009.

(6)	The grant dates of all stock grants coincide with the date such stock grants were approved by the Company’s Board of Directors.

(7)	The exercise price of each option award is the same as the closing market price of the Company’s Common Stock on the grant date of the award.

(8)	The amounts represent the total fair value of the option awards on grant date, calculated in accordance with US GAAP using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2009, and other periodic filings with the SEC (as modified by guidance provided by the SEC).
Outstanding Equity Awards at Fiscal 2009 Year End

Option Awards					Stock Awards (1)
Equity
Incentive Plan
									Equity	Awards:
			Equity						Incentive	Market or
			Incentive						Plan	Payout
		Number	Plan						Awards:	Value
		of	Awards:						Number	of
		Securities	Number of					Market	of	Unearned
		Under-	Securities					Value of	Unearned	Shares,
	Number of	lying	Under-				Number of	Shares or	Shares,	Units,
	Securities	Unexer-	lying				Shares or	Units of	Units, or	or Other
	Underlying	cised	Unexer-				Units of	Stock	Other	Rights
	Unexercised	Options	cised Un-				Stock that	that	Rights that	that
	Options	Unexer-	earned	Option	Option		Have Not	Have Not	Have Not	Have Not
	Exercisable	cisable	Options	Exercise	Expiration		Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	Price ($)	Date		(#)	($)	($)	($)
(a)	(b) (2)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Joseph Kozak	125,000			0.87	5/4/2015	(1)	62,500	0.55		34,375
Chairman, President	125,000			0.87	6/10/2015
and Chief Executive	135,000			0.87	10/13/2015
Officer	200,000			0.87	6/18/2016
	142,083	22,917		0.87	4/30/2017
	750,000			1.18	5/15/2018

Kenneth Ruotolo	—	—	—	—	—		—	—	—	—
Former Chief Financial Officer and Secretary(3)

Rick Cerwonka	211,102	188,898		1.18	5/15/2018	(1)	62,500	0.55		34,375
President, Chief

Option Awards					Stock Awards (1)
										Equity
										Incentive Plan
									Equity	Awards:
			Equity						Incentive	Market or
			Incentive						Plan	Payout
		Number	Plan						Awards:	Value
		of	Awards:						Number	of
		Securities	Number of					Market	of	Unearned
		Under-	Securities					Value of	Unearned	Shares,
	Number of	lying	Under-				Number of	Shares or	Shares,	Units,
	Securities	Unexer-	lying				Shares or	Units of	Units, or	or Other
	Underlying	cised	Unexer-				Units of	Stock	Other	Rights
	Unexercised	Options	cised Un-				Stock that	that	Rights that	that
	Options	Unexer-	earned	Option	Option		Have Not	Have Not	Have Not	Have Not
	Exercisable	cisable	Options	Exercise	Expiration		Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	Price ($)	Date		(#)	($)	($)	($)
(a)	(b) (2)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Operating Officer, Inventa Technologies (2)

Alton Dinsmore	50,000			0.87	7/18/2015	(1)	43,750	0.55		24,063
Vice President,	25,000			0.87	6/18/2016
Development	75,000			0.87	10/12/2016
	10,000			0.87	11/13/2016
	125,000			0.87	9/10/2017
	29,167	20,833		0.87	3/26/2018

Kenneth Markovich	38,889			0.87	09/30/2010	(1)	—
Vice President, Sales	80,000			0.87	09/30/2010
	100,000			0.87	09/30/2010
	25,000			0.87	09/30/2010

(1)	The Company issued stock awards in 2009 in lieu of a 10% decrease in base compensation. In the case of Mr. Markovich, his grant was forfeited upon his departure from the company in September 2009.

(2)	Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies, Inc. Mr. Cerwonka was appointed Chief Operating Officer of the Company and President of Inventa Technologies, Inc. effective August 17, 2009.

(3)	Kenneth Ruotolo terminated his employment with the Company on June 18, 2009. His stock options outstanding at that time expired three months from the termination date. Therefore, there were no stock options outstanding pertaining to Mr. Ruotolo at December 31, 2009.

(4)	Unless otherwise noted, all outstanding option awards were fully vested as of December 31, 2009.
Option Exercises and Stock Vested For Fiscal 2009
     There were no option exercises by named executives or highly compensated employees for the fiscal year ended December 31, 2009.
Pension Benefits for Fiscal 2009
     The Company does not provide pension benefits and therefore this table is not included.
Non-Qualified Deferred Compensation for Fiscal 2009
     The Company does not provide nonqualified deferred compensation benefits and therefore this table is not included.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of July 20, 2010, information regarding ownership of the Company’s common stock by:
•	each person known by the Company, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of our common stock as of July 20, 2010;

•	the persons named in the Summary Compensation Table; and

•	all directors and executive officers as a group.
     The percentage ownership information presented in the table below is based on the number of shares of our common stock outstanding as of July 20, 2010, or 114,986,260 shares.

     Unless otherwise indicated, the address of each director and officer is: c/o ANTs software inc., 71 Stevenson Street, Suite 400, San Francisco, California 94105.

	Number of Shares
Name and Address of Beneficial Owner	of Common Stock (16)	Percent of Class
Constantin Zdarsky (1) c/o Tim Hanlon, Alley, Maass, Rogers & Lindsay, P.A. 340 Royal Poinciana Way, Ste. 321, Palm Beach, FL 33480	30,859,677	22.7%

Lyle P. Campbell (2) c/o Berry-Shino Securities, Inc. 15100 N. 78th Way, Suite #100 Scottsdale, AZ 85260	12,914,200	10.4%

Fletcher International, Ltd. (3) c/o Appleby Services (Bermuda) Ltd. Canon’s Court 22 Victoria Street P.P. Box HM 1179 Hamilton HM EX Bermuda	11,200,213	9.2%

Directors and Executive Officers
Joseph Kozak (4)	5,165,000	4.4%
Francis K. Ruotolo (5)	1,011,161	*
John R. Gaulding (6)	432,232	*
Robert H. Kite (7)	773,750	*
Craig Campbell (8)	4,856,844	4.1%
Ari Kaplan (9)	322,291	*
Robert Jett (10)	360,536	*
David Buckel (11)	262,153	*
Alton Dinsmore (12)	412,778	*
Rick Cerwonka (13)	436,107	*
Former Officers:
Kenneth Markovich	—	—
Kenneth Ruotolo (14)	12,000	*

All current directors and executive officers as a group (9 persons) (15)	13,620,074	11.0%

*	Less than one percent

(1)	Includes 17,347,851 shares of common stock owned by Mr. Zdarsky and the right to acquire 13,511,826 shares of common stock pursuant to Convertible Preferred Stock.

(2)	Includes 3,914,200 shares of common stock owned by Mr. Lyle Campbell and the right to acquire 9,000,000 shares of common stock pursuant to Convertible Preferred Stock.

(3)	Fletcher is the holder of 3,935,257 shares of our common stock and has the right to purchase 11,074,197 additional shares under an Initial Warrant and an aggregate of 4,133,333 additional shares under a Stock Purchase Agreement, but the aggregate number of shares of common stock issued and issuable under the Stock Purchase Agreement and accompanying warrants may not exceed a number that would cause Fletcher’s beneficial ownership to exceed that number which is equal to 9.90% of our outstanding stock. As of July 20, 2010, the Maximum Number was 10,860,963 shares of common stock based on an Outstanding Share Report delivered to Fletcher on May 10, 2010. However, it is anticipated that the Maximum Number will increase to 11,200,213 shares of common stock effective September 12, 2010, based on an Outstanding Share Report delivered to Fletcher on July 9, 2010. Because the increase in the Maximum Number will become effective within 60 days of July 20, 2010, we have used 11,200,213 as the Maximum Number for the purpose of determining Fletcher’s beneficial ownership. The Maximum Number increases or decreases upon the occurrence of certain conditions contained in a Stock Purchase Agreement with Fletcher. No director, executive officer or any associate of any director or executive officer has any interest, direct or indirect, by security holdings or otherwise, in Fletcher.

(4)	Includes 40,000 shares of common stock purchased on the open market by Mr. Kozak, a stock grant of 3,625,000 common shares and vested options to purchase up to 1,500,000 shares of common stock. Unvested options of 3,500,000 are excluded.

(5)	Includes 97,143 shares of common stock purchased by Mr. Ruotolo from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 10,000 shares of common stock purchased on the open market, a stock grant of 50,000 common shares, warrants to purchase up to 77,143 shares of common stock and vested options to purchase up to 776,875 shares of common stock. Unvested options of 375,000 are excluded.

(6)	Includes 62,857 shares of common stock purchased by Mr. Gaulding from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, a stock grant of 50,000 common shares, warrants to purchase up to 229,375 shares of common stock and vested options to purchase up to 90,000 shares of common stock. Unvested options of 450,000 are excluded.

(7)	Includes 325,000 shares of common stock purchased by Mr. Kite from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 125,000 shares of common stock purchased through the exercise of warrants, warrants to purchase up to 183,750 shares of common stock, and vested options to purchase up to 140,000 shares of common stock. Unvested options of 290,000 are excluded.

(8)	Includes 38,839 shares of common stock purchased by Mr. Campbell from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, the right to acquire 4,500,000 shares of common stock pursuant to convertible Preferred Stock, warrants to purchase up to 38,839 shares of common stock and vested options to purchase 279,166 shares of common stock. Unvested options of 158,334 are excluded.

(9)	Includes vested options to purchase 322,291 shares of common stock by Mr. Kaplan. Unvested options of 158,334 are excluded.

(10)	Includes 15,625 shares of common stock purchased by Mr. Jett from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 27,143 shares of common stock purchased by Mr. Jett on the open market, a stock grant of 50,000 common shares and vested options to purchase 225,000 shares of common stock. Unvested options of 250,000 are excluded.

(11)	Includes 62,500 shares of common stock purchased by Mr. Buckel from the Company through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, stock grant of 26,042 common shares to Mr. Buckel and vested options to purchase up to 111,111 shares of common stock. Unvested options of 388,889 are excluded.

(12)	Includes stock grants of 87,500 common shares to Mr. Dinsmore and vested options to purchase up to 325,278 shares of common stock. Unvested options of 109,722 are excluded.

(13)	Includes stock grants of 125,000 common shares to Mr. Cerwonka and vested options to purchase up to 311,107 shares of common stock. Unvested options of 88,893 are excluded.

(14)	Includes 12,000 shares of common stock purchased by Mr. Ruotolo from the Company through a private offering, approved by the Company’s Board of Directors. On June 18, 2009, Mr. Ruotolo, former Chief Financial Officer and Secretary, terminated his employment with the Company under his 2007 Employment Agreement.

(15)	This calculation does not include the beneficial ownership of the former officers who were named executive officers.

(16)	Beneficial ownership is determined in accordance with the rules of the SEC and derives from either voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned, the number of shares of Common Stock deemed outstanding include (i) 114,986,260 shares outstanding as of July 20, 2010, and (ii) shares issuable by the Company pursuant to convertible preferred stock, warrants or options held by the respective person or group that may be exercised within 60 days following July 20, 2010 (“Presently Exercisable Shares”), unless otherwise noted in the footnotes to this table. Presently Exercisable Shares are considered to be outstanding and to be beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
     To the best of the Company’s knowledge, with the exception of the following untimely filings, all of the Company’s other officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2009.
     Untimely Section 16(a) Beneficial Ownership Reports:
•	Form 4 filed by director and executive officer Joseph Kozak on February 9, 2009 for a transaction dated January 29, 2009;

•	Form 4 filed by non-affiliate Donald Hutton, on January 25, 2010 for a transaction dated March 1, 2009;

•	Form 4 filed by affiliate Lyle Campbell on July 8, 2009 for a transaction dated July 2, 2009;

•	Form 4 filed by 10% shareholder Constantin Zdarsky on July 8, 2009 for a transaction dated July 2, 2009; also on October 20, 2009 for a transaction dated September 14, 2009; and

•	Form 4/A for director Robert Kite filed on January 6, 2010 for a transaction dated May 15, 2008;
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Related Transactions
     Since January 1, 2009 there were no transactions, and there are no proposed transactions, in which we were or are to be a participant, involving an amount in excess of $120,000, and in which any related person had or will have a direct or indirect material interest, except for the $50,000 quarterly payments made to Francis Ruotolo from June 2007 through September 2009 as more fully described above under Executive Compensation.

     The Audit Committee of the Company’s Board of Directors is responsible for reviewing any transaction with related persons and making recommendations to the Board of Directors for consideration.
Director Independence
     The entire Board of non-employee directors, with the exception of Francis Ruotolo and Ari Kaplan, are “Independent” directors, as defined by applicable rules and regulations of the SEC and Nasdaq Stock Market. The Company deems Francis Ruotolo to be not independent, on the basis of his previous employment with the Company. Mr. Ruotolo has been employed by the Company within the past three years and has received payments in excess of the $120,000 threshold in 2008 and 2009 as more fully described above under Executive Compensation.
Beneficial Investor and Director Relationship
     As noted in the Beneficial Shareholder’s table included herein, Lyle P. Campbell is a beneficial shareholder of 8.30% of the Common Stock of the Company. In May 2007, Mr. Campbell’s son Craig Campbell joined the Company’s Board of Directors. Mr. Craig Campbell is also a direct shareholder of the Company, beneficially owning 3.54% of the Company’s Common Stock.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
     WeiserMazars LLP has served as the Company’s independent registered public accounting firm since January 15, 2009. Prior to WeiserMazars LLP’s engagement, the Company had engaged the accounting firm Burr, Pilger & Mayer, LLP, whose services were dismissed as of January 13, 2009. During fiscal 2009 and 2008 we retained Burr, Pilger & Mayer to provide services in the following categories, for the fees indicated:

Description	2009	2008
Audit fees	$80,130	$117,425
Audit related fees	—	28,941
Tax fees	—	5,000
All other fees	—	14,176

Total	$80,130	$165,542

     During fiscal 2009 we retained WeiserMazars LLP to provide services in the following categories, for the fees indicated:

Description	2009	2008
Audit fees	$404,915	$—
Audit related fees	$134,947	—
Tax fees	23,785	—
All other fees	—	—

Total	$563,647	$—

Audit Fees
     These represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Related Fees
     Audit-related fees include reviews of interim financial statements, Forms 10-Q and related financial information.

Tax Fees
     Comprise of services for tax compliance and tax return preparation.
All Other Fees
     All other fees include research, consultation and discussions related to various accounting and tax issues.
     The Company’s Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2009. 100% of “Audit-Related Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.
PROPOSAL 1
ELECTION OF CLASS 1 DIRECTORS
     The enclosed proxy cannot be voted for a greater number of persons than two. Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.
     The nominees are directors currently designated as Class 1 directors, whose terms expire at the 2013 Annual Meeting, and upon their respective successors being elected and qualified to serve. The Board proposes the election of the following nominees as Class 1 directors for a term of three years, expiring at the 2013 Annual Meeting, and until their successors are elected and qualified to serve. The nominees have indicated to the Company that they will serve if elected.
     The names of the nominees, each of whom is currently a director of the Company elected by the stockholders or appointed by the Board, and certain information about them are set forth below.

Name of Nominee and Principal Occupation	Age	Director Since

Joseph M. Kozak	60	August, 2006
Craig Campbell	54	May, 2007
     Joseph Kozak joined ANTs software inc. in June 2005 as President and was named Chief Executive Officer and appointed to the Board of Directors in August 2006. Mr. Kozak brings 25 years of front-line leadership experience in sales, marketing and business development. Mr. Kozak joined ANTs from Oracle Corporation, where he was Vice President of Industry Sales. While with Oracle he defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. He also managed Oracle’s acquisition of Retek, Inc. a $630 million purchase in the retail applications space. Prior to Oracle, Mr. Kozak was CEO of Lombardi Software a manufacturer of business process management solutions. He was also a partner with Ernst and Young, LLP, in the retail and consumer packaged goods division; Vice President of Sales for SAP America, where he was responsible for the retail distribution and consumer goods business units for the Americas; and Mr. Kozak held numerous management positions with AT&T and IBM.
Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007. Mr. Campbell is the Chief Executive Officer of Campbell Capital Advisors, LLC, a financial services company located in Chicago, Illinois. He has been a financial executive for over 25 years. He has extensive experience as a general partner and advisor for investment and hedge funds and has served in leadership positions for numerous charitable foundations.
The Board of Directors recommends a vote FOR the nominees listed above.
     A plurality of the votes cast is necessary for the election of a director.

Class 2 Directors Continuing in Office
     The term of Class 2 directors expires at the annual meeting following the close of the 2010 fiscal year. The Class 2 directors and the Class 2 director positions are not up for re-election at this Annual Meeting.
Robert H. Kite, Age 55
     Robert Kite joined the Company’s Board of directors in January 2005. Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development. Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen’s Academy. Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.
Ari Kaplan, Age 40
     Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007. Mr. Kaplan was President of the Independent Oracle Users Group (IOUG) from 2005 to2008. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming President in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice. Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, and the Department of Defense. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994. Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.
Class 3 Directors Continuing in Office
     The term of Class 3 directors expires at the annual meeting following the close of the 2011 fiscal year. The Class 3 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.
Francis K. Ruotolo, Age 72
     Francis Ruotolo was an employee through June 30, 2007, was the Chairman of the Board of directors through September 30, 2007, and became a director of the Company effective January 2, 2001. Mr. Ruotolo has served as Chairman of the Board, Chief Executive Officer and President. Prior to joining ANTs, he was a member of the Company’s Board of Advisors. Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.
John R. Gaulding, Age 64
     John R. Gaulding joined the Company’s Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and is chairman of the Nominating and Governance Committee of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow

Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is also chairman of the CGNC. Previously, Mr. Gaulding was Chairman and CEO of National Insurance Group, a publicly held company providing information and insurance to financial institutions. He was also President and CEO of ADP Claims Services Group and President and CEO of Pacific Bell Yellow Pages, Inc. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.
Robert Jett, Age 66
     Robert Jett joined ANTs software inc.’s Board of Directors in May 2007. He serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions. A member of the Oregon State Bar. Mr. Jett has extensive law experience, serving as legal counsel for the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is best known as the architect and product manager of Laser Pro, the predominant loan documentation software system used by thousands of financial institutions across the country.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     WeiserMazars LLP has served as the Company’s independent registered public accounting firm since January 15, 2009 and has been appointed by the Audit Committee to continue as the serve as the Company’s independent accountants for the current fiscal year. Prior to WeiserMazars LLP’s engagement, the Company had engaged the accounting firm Burr, Pilger & Mayer, LLP, whose services were dismissed as of January 13, 2009.
     BPM’s audit report on the financial statements of the Company as of and for the years ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the year ended December 31, 2007 and subsequent interim periods preceding the termination of BPM, there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement(s) in connection with its report.
     During the year ended December 31, 2007 and subsequent interim periods preceding the termination of BPM, there were no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.
     Prior to the engagement, and for the year ended December 31, 2007 and subsequent interim periods, the registrant did not consult with WeiserMazars LLP regarding either: The application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and where either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of item 304 of Regulation S-K).
     Stockholder ratification of the appointment of WeiserMazars LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 is not required by law, by the NASDAQ Stock Market listing requirements or by the Company’s Certificate of Incorporation or Bylaws. However, the Board of Directors is submitting the selection of WeiserMazars LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.
     Representatives of WeiserMazars LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal Number 2.
PROPOSAL 3
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK BY 200,000,000 SHARES TO 400,000,000 SHARES OF COMMON STOCK
Overview
     Our Board of Directors is proposing to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to authorize an increase in the number of shares of Common Stock by 200,000,000 shares, to 400,000,000 shares.
     In the event this Proposal is approved by our shareholders, we will present for filing the proposed Amended and Restated Certificate of Incorporation (the “Amended Certificate”), in the form attached to this proxy statement as Appendix A, with the Delaware Secretary of State in order to confirm the increase in the authorized number of shares of Common Stock. Once the Amendment is filed, the number of authorized shares of Common Stock will be increased from 200,000,000 to 400,000,000 shares, with a par value of $0.0001 per share.
     Our Board of Directors has approved this Proposal and recommends the amendment to our Certificate to authorize the increase in the number of authorized shares of Common Stock by 200,000,000 shares, to 400,000,000 shares.
Reasons to Authorize the Increase in Authorized Shares of Common Stock
     The purpose of this Proposal is to give our Board of Directors the flexibility and authority to provide for the issuance of an increased number of shares of Common Stock without delay and without the need for further action by the shareholders, except in connection with transactions for which Delaware law requires shareholder approval. The Common Stock would be available for issuance from time to time, without further shareholder approval, for any proper corporate purpose including but not limited to issuance in public or private transactions in connection with future acquisitions, financings, or stock splits. If, for example, the Company wishes to make an acquisition using the Company’s common stock, and the Board of Directors deems it in the best interests of the shareholders to do so, the effect of not having a sufficient number of shares authorized will introduce delay and expense due to the fact that a special shareholder vote will be necessary. This may jeopardize the Company’s ability to take advantage of any such acquisition opportunity. However, if the sufficient authorized shares are available, the Company will be in a much better position to take advantage of favorable opportunities or meet business needs as they arise.
Potential Effects of Authorizing the Additional Shares of Common Stock
     As a result of the authorization of the additional shares of Common Stock, the number of authorized shares of Common Stock of the Company will be increased from 200,000,000 to 400,000,000, par value $0.0001 per share. The Company will still have 50,000,000 shares designated as Preferred Stock, par value $0.0001 per share, with 12,000,000 shares designated as Series A Convertible Preferred Stock. The shares of authorized Preferred Stock may be issued from time to time in additional series, with each such series (other than the Series A Convertible Preferred Stock) having its rights, preferences and privileges designated by the Board of Directors.
     The amendment of the Certificate of Incorporation and authorization of an increased number of shares of Common Stock will not have any immediate effect on the rights of existing shareholders. However, the Board of directors will have the authority to issue the additional shares of Common Stock without requiring future shareholder approval, except as may be required by Delaware or other applicable law or regulations. To the extent that shares of Common Stock are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be financially dilutive to the existing shareholders as well.
     The shares of Series A Convertible Preferred Stock, 9,428,387 of which (out of 12,000,000 authorized) are issued and outstanding, enjoy preferences on liquidation and on payment of dividends. Our Board of Directors has broad discretion to set the terms of any additional series of Preferred Stock that may be designated. For example, the Preferred Stock may be entitled to a separate class vote to approve certain extraordinary transactions or might be given a disproportionately high number of votes. Moreover, additional series of Preferred Stock may be convertible into a large number of shares of Common Stock or enjoy certain purchase rights, any of which could have a dilutive effect on the Common Stock.
     If this proposal is approved the additional shares of Common Stock that will be available for issuance may be used by us to oppose a hostile takeover attempt or delay or prevent changes in the persons controlling us or removal of our management. For example, without further stockholder approval, our Board of Directors may be able to strategically sell shares of the additional stock in one or more private transactions to purchasers who would oppose a takeover or favor our current Board of Directors. The Board of Directors may use the additional shares to resist or frustrate a third party transaction that is favored by a majority of the shareholders.
     We have raised necessary financing for the past several years through the sale of restricted shares of Common Stock. These shares have been sold to investors who were “Accredited,” as defined in Rule 501 of Regulation D, and who were sold shares of Common Stock (frequently with accompanying warrants to purchase additional shares of Common Stock) at a discount to the then current bid or asked prices. We anticipate that, for the foreseeable future, we will continue to need available authorized and unissued shares of common stock in order to continue to raise necessary capital for our operations. We have no current plans, proposals or arrangements to use any of our authorized but unissued shares of common stock for any acquisitions.
     We currently have a staggered Board of Directors, which could make it difficult for a potential acquirer purchasing shares in the market to take control of our Board of Directors through a proxy contest. We have not adopted any shareholders rights plans, or so-called poison pills, but we may examine adoption of one or more such rights plans during the next 12 months.
Vote Required and Procedure to Authorize the Increase in Common Stock
     The affirmative vote of the holders of the majority of the outstanding stock entitled to vote is required to approve this Proposal. In the event the shareholders approve this Proposal, we will present the Amendment for filing with the Delaware Secretary of State. Following the filing of the Amendment, the number of authorized shares of Common Stock will be increased from 200,000,000 to 400,000,000. The number of shareholders and the number of shares of common stock outstanding will not change.
The Board of Directors recommends a vote FOR Proposal Number 3.
PROPOSAL 4
APPROVAL OF AMENDMENT TO THE 2010 STOCK PLAN
     We propose, subject to shareholder approval at the Annual Meeting, to amend our 2010 Stock Plan (the “Plan”) to increase the shares reserved under that Plan by an additional 10,000,000 shares of Common Stock. This amendment is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting.
     The Board believes that the proposed increase to the shares reserved under the Plan is necessary to assure that there will be a sufficient number of shares available to attract and retain the services of individuals we believe will be essential to our long-term success.
Background
     The Plan was originally adopted by our Board on March 16, 2010 and approved by the shareholders at the annual meeting held on March 17, 2010. The Plan will expire at the close of business, pacific time, on March 17, 2020. The Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B.
Purpose
     The purpose of this Plan is to offer certain employees and consultants of the Company the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator of the Plan at the time of grant of an option and subject to the applicable provisions of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder. Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.
Administration
     The initial Administrator of our Plan is our Board of Directors. The Board is advised by our Compensation Committee regarding grants of stock options and restricted stock awards. The Administrator generally has the authority, in its discretion to:
(i)	select the consultants and employees to whom stock options and restricted stock awards may, from time to time, be granted;

(ii)	determine whether and to what extent stock options and restricted stock awards are granted;

(iii)	determine the number of shares to be covered by each such stock option and restricted stock award;

(iv)	approve the terms of agreements used under the Plan;

(v)	determine the terms and conditions not inconsistent with the terms of the Plan, of each stock option and restricted stock award granted;

(vi)	determine whether and under what circumstances a stock option or restricted stock award may be settled in cash or shares of Common Stock owned by the optionee or recipient;

(vii)	reduce the exercise price of any stock option to the then current fair market value; and

(viii)	construe and interpret the terms of the Plan and awards granted pursuant to the Plan.
     Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant shares of restricted stock to employees or consultants as the Administrator, in its sole discretion, shall determine. The Administrator, in its sole discretion, shall determine the number of shares to be granted to each participant. Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction. The Administrator, in its sole discretion, may impose such other restrictions on shares of restricted stock as it may deem advisable or appropriate. During the period of restriction, participants holding shares of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the award agreement. Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid, unless otherwise provided in the Award Agreement. Restricted stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.
     The Administrator shall have complete discretion in determining the number of restricted stock units granted to each participant. The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of restricted stock units that will be paid out to the participants. Each award of restricted stock units shall be evidenced by an award agreement that shall specify the performance period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. On the date set forth in the award agreement, all unvested restricted stock units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.
     Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding award, the number of shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of common stock covered by each such outstanding award and the 162(m) Fiscal Year share issuance limits, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an award.
     In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its sole discretion may provide for a participant to have the right to exercise his or her award until ten (10) days prior to such transaction as to all of the shares covered thereby, including shares as to which the award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.
Eligibility
     Under the Plan, Incentive Stock Options may be granted only to employees. Nonstatutory Stock Options may be granted to employees and consultants. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options. “Consultant” under the Plan means any person other than an employee who is engaged to render consulting or advisory services and is compensated for such services, including a non-employee director.
Term
     The Plan became effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under its provisions. The term of each stock option granted under the Plan shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five (5) years from the date of grant thereof.
Option Exercise Price
     The per share exercise price for the shares to be issued pursuant to exercise of a stock option shall be such price as is determined by the Board, but in the case of:
(i)	an Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant;

(ii)	an Incentive Stock Option granted to any employee other than an employee described in the preceding paragraph, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant; and

(iii)	a Non-statutory Stock Option granted to any consultant or employee, the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant.
Exercise of Options
     Any Option granted under the Plan shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, but in no event shall an option or the shares purchased on exercise thereof vest at a rate of less than 20% per year. Under the Plan a stock option may not be exercised for a fraction of a share.
Termination of Services
     Upon termination of an optionee’s Continuous Status as an employee or consultant, other than upon the optionee’s death or disability, the optionee may exercise his or her option, but only within three (3) months following the optionee’s termination, and only to the extent that the option was vested at the date of termination (but in no event later than the expiration of the term of such option as set forth in the Notice of Grant). To the extent that the optionee is not vested in the option at the date of termination, or if the option is not timely exercised, the option shall terminate, and the shares covered by such option shall revert to the Plan. However, in the event of termination of an optionee’s Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event his or her option shall terminate and cease to be exercisable immediately upon such termination of such Service Provider Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.
     In the event of termination of an optionee’s Continuous Status as an employee or consultant as a result of his or her disability, the optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her option as set forth in the Notice of Grant), exercise the option to the extent the option was vested on the date of such termination. To the extent the optionee is not entitled to exercise the option on the date of termination, or if the optionee does not exercise the option to the extent so entitled within the time specified herein, the option shall terminate, and the shares covered by the option shall revert to the Plan.
     In the event of the death of an optionee while an employee or consultant, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her option as set forth in the Notice of Grant), by the optionee’s estate or by a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was vested at the date of death. To the extent that optionee is not vested in the option at the date of death, or if the option is not exercised within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.
Change of Control
     In the event of a Change of Control, each outstanding stock option and restricted stock award shall be assumed or an equivalent stock option and restricted stock award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the stock option or restricted stock award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding options, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to Awards with performance-based vesting, including but not limited to restricted stock, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if a stock option is not assumed or substituted in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the option shall terminate upon the expiration of such period.
     Change of Control, as used in the Plan, means (i) any person becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the Company, (ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, (iii) the sale or disposition by the Company of all or substantially all the Company’s assets, or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors.
Amendment of the Plan
     The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made without his or her consent.
Federal Tax Consequences
     Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to satisfy such requirements. In general, for Incentive Stock Options, no taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised or when it vests. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. Non-Statutory Options do not enjoy some of these tax benefits.
     In general, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Shareholder Approval
     The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required for approval of the proposed 10,000,000 share increase to the Plan. If shareholder approval is not obtained, then any options granted which include any of the 10,000,000 share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on such increased number of shares. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan as in effect prior to the proposed 10,000,000 share increase.
The Board of Directors recommends a vote FOR Proposal Number 4.
SHAREHOLDER PROPOSALS
     Shareholder proposals intended to be presented at the annual meeting following the close of the 2010 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2010.
OTHER BUSINESS
     The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.
By Order of the Board of Directors
Joseph Kozak, President and Chief Executive Officer

APPENDIX A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ANTS SOFTWARE INC.
     The undersigned, Joe Kozak and Dave Buckel, hereby certify that:
     ONE: They are the Chief Executive Officer and Chief financial Officer, respectively, of ANTs software inc., a Delaware corporation (the “Corporation”). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 2000. Amended and Restated Certificates of Incorporation were filed with the Secretary of State of the State of Delaware on November 16, 2000, May 19, 2003, and July 13, 2006. Additionally, the Corporation filed a Certificate of Designation of Rights, Preferences, Privileges and Restrictions of Series A Preferred Stock of Ants software inc. with the Secretary of State of the State of Delaware on September 16, 2009. The Corporation was originally incorporated in the State of Delaware under the name “ANTs software.com, Inc.”
     TWO: Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of this Corporation is amended and restated to read in full as follows:
ARTICLE I
     The name of the corporation is ANTs software inc.
ARTICLE II
     The address of the Corporation’s registered office in the State of Delaware is 615 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.
ARTICLE III
     The purpose for which the Corporation is organized is to engage in any business, trade or activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
     (A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares, which the Corporation is authorized to issue, is Four Hundred Fifty Million (450,000,000). Four Hundred Million (400,000,000) shares shall be Common Stock, each share with a par value of $0.0001, and Fifty Million (50,000,000) shares shall be Preferred Stock, each share with a par value of $0.0001.
     (B) Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series. The Board of Directors is hereby authorized to create, fix and alter the rights, preferences, privileges and restrictions granted to or imposed upon series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designation or the Corporation’s Amended and Restated Certificate of Incorporation (“Protective Provisions”), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
     1. Designation, Par Value and Number. Twelve Million (12,000,000) shares of the Fifty Million (50,000,000) authorized shares of Preferred Stock of the Corporation are hereby designated as a series of Preferred

Stock to be called “Series A Preferred Stock,” such series having par value or $0.0001 per share.
     2. Dividend Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefore, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on each share of Series A Preferred Stock at the rate of $0.05 per share per annum when, as and if declared by the Board or Directors. Such dividends shall not be cumulative.
     3. Liquidation Preference.
          (a) In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of (i) any series of preferred stock of the Corporation other than Series A Preferred Stock, and (ii) the Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (iii) $1.00 for each outstanding share of Series A Preferred Stock (the “Original Series A Issue Price”) and (iv) an amount equal to declared but unpaid dividends on such share (such amount of declared but unpaid dividends being referred to herein as the “Premium”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts set forth herein above then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the product of the liquidation preference of each such share and the number of shares owned by each such holder.
          (b) After the distribution described in subsection (a) above has been paid, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.
          (c) A consolidation or merger of this Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 3.
     4. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
          (a) Right to Convert. Subject to subsection 4(d) below, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price for each outstanding share of Series A Preferred Stock by the Conversion Price for such Series A Preferred Stock at the time in effect. The initial Conversion Price per share for shares of Series A Preferred Stock shall be $0.35, provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).
          (b) Intentionally omitted.
          (c) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates thereof, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as set forth above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.
          (d) Anti-Dilution Protection and Conversion Price Adjustments. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:
               (i) Issuance of Additional Stock below Purchase Price. If the Corporation should issue, or be deemed to issue, at any time after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such Series A Preferred Stock in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).
                    (A) Adjustment Formula. Whenever the Series A Preferred Stock Conversion Price is adjusted pursuant to this Section 4(d)(i), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock which would be outstanding upon conversion of the issued and outstanding shares of Series A Preferred Stock immediately prior to such issuance (the “Outstanding Common”) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at the then existing Conversion Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock actually issued in the transaction. For purposes of the foregoing calculation, Outstanding Common shall include shares of Common Stock deemed issued pursuant to Section 4(d)(i)(E) below.
                    (B) Definition of “Additional Stock.” For purposes of this Section 4(d)(i), “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Purchase Date) other than:
                         (1) Common Stock issued pursuant to stock dividends, stock splits or similar transactions, as described in Section 4(d)(ii) hereof;
                         (2) shares of Common Stock (or options therefore) issued or issuable to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan, restricted stock plan or agreement and approved by the Board of Directors of the Corporation;
                         (3) Intentionally omitted;
                         (4) shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock;
                         (5) Intentionally omitted;
                         (6) shares of Common Stock issued or issuable in transactions with respect to which an adjustment to the Conversion Price pursuant to this Section 4(d)(i) shall have been waived by the affirmative vote of the holders of all the then outstanding shares of Series A Preferred Stock, voting together as a series.
                    (C) No Fractional Adjustments. No adjustment of the Conversion Price for any Series A Preferred Stock shall be made in an amount less than one-tenth of one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.
                    (D) Determination of Consideration. In the case of the issuance of Common

Stock for cash, the consideration shall be deemed to be the cash received by the Corporation therefore. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.
                    (E) Deemed Issuances of Common Stock. In the case of the issuance (whether before, on or after the applicable Purchase Date) of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 4(d)(i):
                         (1) The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 4(d)(i)(D).
                         (2) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion, exchange or exercise of any Common Stock Equivalents, other than a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.
                         (3) Intentionally omitted.
                         (4) For transactions occurring subsequent to the change, termination or expiration of the types described in subsection 4(d)(i)(E)(2), the number of shares of Common Stock deemed issued and the consideration deemed paid therefore pursuant to subsection 4(d)(i)(E)(1) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in subsection 4(d)(i)(E)(2).
                    (F) No Increased Conversion Price. Notwithstanding any other provisions of this Section 4(d)(i), no adjustment of a Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing such Conversion Price for the Series A Preferred Stock above the Conversion Price in effect immediately prior to such adjustment, and no readjustment pursuant to subsections 4(d)(i)(E)(1) and 4(d)(i)(E)(2) above shall have the effect of increasing a Conversion Price for such Series A Preferred Stock to an amount in excess of the lower of (x) the Conversion Price immediately following the original adjustment and (y) the Conversion Price for such Series A Preferred Stock that would have resulted from any issuance of Additional Stock between the original adjustment and such readjustment.
               (ii) Stock Splits and Dividends. In the event the Corporation should at any time or from time to time fix a record date for (x) the effectuation of a split or subdivision of the outstanding shares of Common Stock or (y) the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.
               (iii) Combinations and Reverse Splits. If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
          (e) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(i), then, in each such case for the purpose of this subsection 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.
          (f) Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4); provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
          (g) No Impairment. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, or amend any of the terms described in this Certificate without the unanimous consent of all of the holders of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.
          (h) No Fractional Shares and Certificate as to Adjustments.
               (i) No fractional shares shall be issued upon conversion of shares of Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.
               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (x) such adjustment and readjustment, (y) the Conversion Price at the time in effect, and (z) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.
          (i) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.
          (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          (k) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Corporation.
     5. Voting Rights. The holder of shares of Common Stock shall have one vote for each share. The holders of shares of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted (with, any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.
     6. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4, the shares so converted shall assume the status they had before issuance and shall be authorized and issuable by the Corporation.
ARTICLE V
     (A) Limitation of Director Liability. To the fullest extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for any monetary damages for conduct as a director. Neither any amendment to or repeal of this Certificate or amendment to the Delaware General Corporations Law nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Certificate shall adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.
     (B) Indemnification. To the fullest extent not prohibited by law, the Corporation: (i) shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was a director of the Corporation, and (ii) may indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an officer, director, employee or agent of the Corporation, or a fiduciary (within the meaning of the Employee Retirement Income Security Act of 1974), with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent of, or as a fiduciary (as defined above) of an employee benefit plan of, another corporation, partnership, joint venture, trust or other enterprise. This Certificate shall not be deemed exclusive of any other provision for the indemnification of directors, officers, employees, or agents that may be included in any statute, bylaw, agreement, resolution of shareholders or directors or otherwise, both as to action in any official capacity and action in any other capacity while holding office, or while an employee or agent of the Corporation.
ARTICLE VI
     In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.
ARTICLE VII
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute and all rights conferred upon stockholders herein are granted subject to this reservation.

     THREE: This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
     FOUR: This Amended and Restated Certificate of Incorporation was duly adopted by the vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 242 of the General Corporation Law of the State of Delaware.
     FIVE: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Joe Kozak and Dave Buckel, its duly authorized officers, on this 1st day of October, 2010, and the foregoing facts stated herein are true.

By:
Joe Kozak, Chief Executive Officer

By:
Dave Buckel, Chief Financial Officer

APPENDIX B
ANTS SOFTWARE INC.
AMENDED AND RESTATED 2010 STOCK PLAN
     1. Purposes of the Plan. Awards granted under the ANTs software inc. Amended and Restated 2010 Stock Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock and Restricted Stock Units as determined by the Administrator at the time of the grant of Awards. The purposes of this Amended and Restated 2010 Stock Plan are:
          (a) to attract and retain the best available personnel for positions of substantial responsibility,
          (b) to provide incentives to Employees and Consultants, and
          (c) to promote the success of the Company’s business.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
          (b) “Affiliate” means any Parent or Subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.
          (c) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
          (d) “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock or Restricted Stock Units.
          (e) “Award Agreement” means the written agreement setting forth the terms and conditions applicable to each Award granted under the Plan.
          (f) “Board” means the Board of Directors of the Company.
          (g) “Change of Control” means the occurrence of any of the following events, in one or a series of related transactions:
               (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or
               (ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
               (iii) the sale or disposition by the Company of all or substantially all the Company’s assets; or
               (iv) a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are

Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
          (h) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
          (i) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.
          (j) “Common Stock” means the Common Stock of the Company.
          (k) “Company” means ANTs software inc., a Delaware corporation, or any successor thereto.
          (l) “Consultant” means any person other than an Employee who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services, including a non-Employee director.
          (m) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. For purposes of Awards of Incentive Stock Options, the term “Continuous Status as an Employee or Consultant” means that the employment relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company and its Affiliates or between the Company and any Affiliate, or between Affiliates or (iii) transfer between Employee and Consultant Status. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed by statute or contract, on the 181st day after such leave commences any Award which is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. In the event of a Participant’s change in status from Consultant to Employee or Employee to Consultant, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Award that is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.
          (n) “Date of Grant” means, with respect to an Award, the date that the Award is granted and its exercise price is set (if applicable), consistent with Applicable Laws and applicable financial accounting rules.
          (o) “Director” means a member of the Board.
          (p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          (q) “Earnings Per Share” means, as to any Performance Period, the Company’s or a business unit’s fully diluted earnings per share as defined by generally accepted accounting principles.
          (r) “Employee” means any person employed by the Company or any Affiliate of the Company.
          (s) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
          (t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, or on any bulletin board or similar computer trading system, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               (ii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
          (u) “Fiscal Year” means a fiscal year of the Company.
          (v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
          (w) “Net Income” means, as to any Performance Period, the net income of the Company for the Performance Period determined in accordance with generally accepted accounting principles.
          (x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (y) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement.
          (z) “Operating Margins” means the ratio of Operating Income to Revenue.
          (aa) “Operating Income” means the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.
          (bb) “Option” means a stock option granted pursuant to the Plan.
          (cc) “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (ee) “Participant” means the holder of an outstanding Award granted under the Plan.
          (ff) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Revenue, (b) Earnings Per Share, (c) Net Income, (d) Operating Margins, and (e) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) on Pro Forma numbers, (ii) in absolute terms, (iii) in relative terms (including, but not limited, the passage of time and/or against other companies or financial metrics), (iv) on a per share and/or share per capita basis, (v) against the performance of the Company as a whole or against particular segments or products of the Company and/or (vi) on a pre-tax or after-tax basis. Prior to the Determination Date, the Administrator shall determine whether any element(s) (for example, but not by way of limitation, the effect of mergers or acquisitions) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (whether or not such determinations result in any Performance Goal being measured on a basis other than generally accepted accounting principles).
          (gg) “Performance Period” means any Fiscal Year or such longer period as determined by the Administrator in its sole discretion.
          (hh) “Period of Restriction” means the period during which the transfer of Shares of Restricted

Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 9, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, in its discretion.
          (ii) “Plan” means this Amended and Restated 2010 Stock Plan, as set forth in this instrument and as hereafter amended from time to time.
          (jj) “Pro Forma” means calculation of a Performance Goal in a manner that excludes certain unusual or non-cash expenses or credits, such as restructuring expenses, extraordinary tax events, expenses or credits related to stock options, other equity compensation or the like, acquisition related expenses, extraordinary items, income or loss from discontinued operations, and/or gains or losses from early extinguishment of debt instead of conforming to generally accepted accounting principles.
          (kk) “Restricted Stock” means an Award granted to a Participant pursuant to Section 9.
          (ll) “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10.
          (mm) “Revenue” means the Company’s or a business unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles.
          (nn) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
          (oo) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.
          (pp) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
          (qq) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
          (rr) “Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.
     3. Stock Subject to the Plan.
          (a) Shares. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 20,000,000.
          (b) Available Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in this Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).
     4. Administration of the Plan.
          (a) Procedure.
               (i) Multiple Administrative Bodies. The Plan may be administered by different

Administrators with respect to different groups of Employees or Consultants.
               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.
               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(r) of the Plan;
               (ii) to select the Employees and Consultants to whom Awards may be granted hereunder;
               (iii) to determine whether and to what extent Awards are granted hereunder;
               (iv) to determine the number of Shares to be covered by each Award granted hereunder;
               (v) to approve forms of agreement for use under the Plan;
               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. With respect to Options, such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vii) to construe and interpret the terms of the Plan and Awards granted hereunder;
               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (ix) to modify or amend each Award (not inconsistent with the terms of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
               (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
               (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
               (xii) to determine the terms and restrictions applicable to Awards; and
               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards and shall be given the maximum deference permitted by law.
     5. Eligibility. Awards may be granted only to Employees and Consultants.
     6. No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company, or continued Contractor status with the Company, or its Affiliates, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment or Contractor status at any time, with or without cause or notice.
     7. Term of Plan. The Plan shall become effective on March 17, 2010 and continue in effect, expiring at the close of business, pacific daylight time, on March 17, 2020.
     8. Stock Options.
          (a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Administrator in its sole discretion. The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option. The Administrator may grant Incentive Stock Options, Nonstatutory Stock Options, or a combination thereof.
          (b) Term. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be no longer than ten (10) years from the Date of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be no longer than five (5) years from the Date of Grant. Subject to the five (5) and ten (10) year limits set forth in the preceding sentence, the Administrator may, after an Option is granted, extend the maximum term of the Option. Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Section 8(b) shall comply with Code Section 409A.
          (c) Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the Date of Grant. Notwithstanding the foregoing, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Administrator, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Date of Grant.
          (d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.
          (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:
               (i) cash;
               (ii) check;

               (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
               (iv) delivery to the Company of (A) a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and (B) the sale proceeds required to pay the exercise price;
               (v) any combination of the foregoing methods of payment; or
               (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
          (f) Exercise of Option; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
          (g) Termination of Continuous Status as an Employee or Consultant. If a Participant’s Continuous Status as an Employee or Consultant terminates, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following termination of the Participant’s Continuous Status as an Employee or Consultant. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (h) Disability. If a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option for twelve (12) months following the Participant’s termination (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (i) Death of Participant. If a Participant dies while in Continuous Status as an Employee or Consultant, the Option may be exercised for twelve (12) months following Participant’s death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (j) ISO $100,000 Rule. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Affiliate, which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.
          (k) Misconduct. In the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Participant make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event his or her option shall terminate and cease to be exercisable immediately upon the termination of Participant’s Continuous Status as an Employee or Consultant Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.
     9. Restricted Stock.
          (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees or Consultants as the Administrator, in its sole discretion, shall determine. The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each Participant.
          (b) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
          (c) Transferability. Except as provided in this Section 9, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
          (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 9(d).
               (i) General Restrictions. The Administrator may set restrictions based upon continued employment or service with the Company and its affiliates, the achievement of specific performance objectives (Company-wide, departmental, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
               (ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).
               (iii) Legend on Certificates. The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.
          (e) Removal of Restrictions. Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 9(d)(iii) removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant. The Administrator (in its discretion) may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.
          (f) Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
          (g) Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.
          (h) Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.
     10. Restricted Stock Units.
          (a) Grant of Restricted Stock Units. Restricted Stock Units may be granted to Employees or Consultants at any time and from time to time, as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant.
          (b) Value of Restricted Stock Units. Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.
          (c) Restricted Stock Unit Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
          (d) Performance Objectives and Other Terms. The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Participants. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
               (i) General Performance Objectives or Vesting Criteria. The Administrator may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (for example, but not by way of limitation, Continuous Status as an Employee or Consultant).
               (ii) Section 162(m) Performance Objectives. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Restricted Stock Units shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).
          (e) Earning Restricted Stock Units. After the applicable Performance Period has ended, the holder of Restricted Stock Units shall be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Restricted Stock Unit, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Restricted Stock Unit.

          (f) Form and Timing of Payment of Restricted Stock Units. Payment of vested Restricted Stock Units shall be made as soon as practicable after vesting (subject to any deferral permitted under Section 18). The Administrator, in its sole discretion, may pay Restricted Stock Units in the form of cash, in Shares or in a combination thereof.
          (g) Cancellation of Restricted Stock Units. On the date set forth in the Award Agreement, all unvested Restricted Stock Units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.
     11. Leaves of Absence. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall continue during any leave of absence approved by the Administrator.
     12. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that such Award shall in no event be transferable for value. Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award to an individual or entity other than the Company. Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.
     13. Adjustments Upon Changes in Capitalization.
          (a) Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding Award and the 162(m) Fiscal Year share issuance limits under Sections 8(a), 9(a) and 10(a) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its sole discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
          (c) Change of Control. In the event of a Change of Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, including but not limited to Restricted Stock and Restricted Stock Units, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, an Award shall be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of the Restricted Stock Unit Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
     14. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval. For this purpose, the following shall be considered material amendments requiring stockholder approval: (i) increasing the number of Shares that may be issued under the Plan (other than in accordance with Section 13(a) hereof), (ii) modifying the persons eligible for participation under the Plan or (iii) as otherwise may be required by Applicable Laws.
          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company.
     15. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise or receipt of Shares pursuant to an Award, the Company may require the person exercising or receiving Shares pursuant to an Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     16. Liability of Company.
          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
          (b) Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the Date of Grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     18. Deferrals. The Administrator, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion.
     19. Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
     20. No Rights as Stockholder. Except to the limited extent provided in Section 9(f), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).
     21. Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Administrator (in its discretion), the Participant’s Award may, in the Administrator’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.
     22. Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.
     23. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
     24. Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
     25. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
     26. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     27. Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California (with the exception of its conflict of laws provisions).
     28. Captions. Captions are provided herein for convenience of reference only and shall not serve as a basis for interpretation or construction of the Plan.
     29. No Rules of Construction. No rules of construction are intended to apply to the interpretation of this Plan and for all purposes this Plan shall be deemed to be jointly authored by the Administrator and the Participants.